                                                                    EXHIBIT 99.1



                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-C

                                   TERM SHEET

                                September 6, 2005

                          [GRAPHIC  POPULAR
                          OMITTED]  ABS, INC.(SM)

                                  $261,395,000
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

FRIEDMAN BILLINGS RAMSEY                                  RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                    [GRAPHIC
                                    OMITTED]
                                       FBR

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-C

------------------------------------------------------------------------------------------------------------------------------
                  Principal      WAL (Years)     Payment Window           Expected Rating       Interest          Principal
Class (1,4)      Balance ($)    Call/Mat (5)    (Mths) Call/Mat(5)         (S&P/Moody's)          Type              Type
------------------------------------------------------------------------------------------------------------------------------
AF-1                23,450,000   1.00 / 1.00     1 - 22 / 1 - 22             AAA/Aaa           Floating(2)   Senior Sequential
AF-2                 9,340,000   2.20 / 2.20    22 - 31 / 22 - 31            AAA/Aaa             Fixed(3)    Senior Sequential
AF-3                 5,250,000   3.00 / 3.00    31 - 48 / 31 - 48            AAA/Aaa             Fixed(3)    Senior Sequential
AF-4                21,120,000   5.00 / 5.00    48 - 77 / 48 - 77            AAA/Aaa             Fixed(3)    Senior Sequential
AF-5                18,570,000   7.60 / 9.88    77 - 94 / 77 - 215            AAA/Aaa             Fixed(3)   Senior Sequential
AV                 131,689,000   1.36 / 1.36     1 - 94 / 1 - 99             AAA/Aaa           Floating(2)          Senior
M-1                 21,176,000   5.29 / 5.89    42 - 94 / 42 - 188            AA/Aa2           Floating(2)       Subordinate
M-2                 15,950,000   5.21 / 5.77    39 - 94 / 39 - 174             A/A2            Floating(2)       Subordinate
M-3                  4,125,000   5.18 / 5.71    39 - 94 / 39 - 158            A-/A3            Floating(2)       Subordinate
M-4                  4,400,000   5.18 / 5.68    38 - 94 / 38 - 153          BBB+/Baa1          Floating(2)       Subordinate
M-5                  3,300,000   5.16 / 5.64    38 - 94 / 38 - 146           BBB/Baa2          Floating(2)       Subordinate
M-6                  3,025,000   5.16 / 5.60    38 - 94 / 38 - 140          BBB-/Baa3          Floating(2)       Subordinate
B-1                  7,838,000         Not Publicly Offered                   BB+/NR             Floating        Subordinate
B-2                  3,025,000         Not Publicly Offered                   BB/NR              Floating        Subordinate
B-3                  2,750,000         Not Publicly Offered                   BB-/NR             Floating        Subordinate
  TOTAL:           275,008,000
------------------------------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class AV Certificates will be multiplied by 2 and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are priced to call. The fixed rate coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein.
(5)   See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:

                     FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896                                                                    Tol Ho (703) 312-1737

              STANDARD & POOR'S                                  MOODY'S
        Victor Bhagat (212) 438-1130                   Danise Chui (212) 553-1022

Depositor:                Popular ABS, Inc.

Servicer:                 Equity One, Inc. ("EQUITY ONE"), an indirect
                          subsidiary of Popular, Inc.

Co Lead Underwriters:     Friedman, Billings, Ramsey & Co., Inc. ("FBR") and
                          Greenwich Capital Markets, Inc. ("RBS GREENWICH
                          CAPITAL").

Trustee/Custodian:        JPMorgan Chase Bank, N.A.

                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Offered Certificates:      The Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates (collectively, the "CLASS
                           AF CERTIFICATES") and the Class AV Certificates are collectively referred to herein as the "SENIOR
                           CERTIFICATES" or "CLASS A CERTIFICATES". The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                           Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES". The
                           Offered Subordinate Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior Certificates and the Offered Subordinate
                           Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1, Class B-2
                           and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:        It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:              The Offered Certificates will be available in book-entry form through DTC and only upon request through
                           Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:              September 1, 2005.

Expected Pricing Date:     On or about September [8], 2005.

Expected Closing Date:     On or about September 27, 2005.

Expected Settlement Date   On or about September 27, 2005.

Distribution Date:         The 25th day of each month (or if not a business day, the next succeeding business day) commencing in
                           October 2005.

Accrued Interest:          The price to be paid by investors for the Class AF-1, Class AV, Class M-1, Class M-2, Class M-3, Class
                           M-4, Class M-5 and Class M-6 Certificates will not include accrued interest (settling flat). The Class
                           AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates will settle with accrued interest of 26 days.

Interest Accrual Period:   The interest accrual period for each Distribution Date with respect to the Class AF-1, Class AV, Class
                           M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                           Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2,
                           Class AF-3, Class AF-4 and Class AF-5 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:         The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:         The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of
                           SMMEA. Servicing Fee: With respect to each Distribution Date, the Servicer will be entitled to 1/12 of
                           0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:               With respect to each Distribution Date, the Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Optional Termination:      The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the
                           Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the
                           Cut-off Date.

Pricing Prepayment         The Offered Certificates will be priced based on the following collateral prepayment assumptions:
Speed:                     FRM Loans:  100% PPC  (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                           ARM Loans:  100% PPC  (100% PPC: 28.00% CPR)

Mortgage Loans:            As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately
                           $275,008,095.56, of which: (i) approximately $77,738,239.09 consisted of a pool of fixed-rate, first lien mortgage loans (the "GROUP I MORTGAGE LOANS") and (ii) approximately $197,269,856.47 consisted of a pool of adjustable-rate, first lien mortgage loans (the "GROUP II MORTGAGE LOANS"). The Group I Mortgage Loans
                           and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

                           IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS AS OF THE CUT-OFF
                           DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS AS DESCRIBED AND SHOWN
                           HEREIN. THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IS EXPECTED TO BE SUBJECT TO AN INCREASE OR
                           DECREASE OF UP TO 10%.

Pass-Through Rate:         The "PASS-THROUGH RATE" on each Class of Offered Certificates, Class B-1 Certificates, Class B-2
                           Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula Rate and
                           (ii) the related Net WAC Cap.

Formula Rate:              The "FORMULA RATE" for the Class AF-1, Class AV, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                           Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month
                           LIBOR plus the margin for such Class and (ii) 14.00%.

                           The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net               The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate
Mortgage Rate:             less the sum of (i) the Rate: Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:               The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                           a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the
                           Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                           b) with respect to the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                           c) with respect to the Class AV Certificates, the weighted average Adjusted Net Mortgage Rate of the
                           Group II Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "CLASS AV CAP").

                           d) with respect to the Subordinate Certificates, the lesser of (i) the Class AV Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Net WAC Cap Carryover      If on any Distribution Date the Pass-Through Rate for the Offered Certificates or the Class B-1, Class
Amount:                    B-2 and Class B-3 Certificates is limited by the related Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT"
                           for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such
                           Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover
                           Amount from the prior Distribution Date together with accrued interest thereon at the related Formula
                           Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution
                           Dates to the extent of funds available.

Credit Enhancement:        Consists of the following:
                           1.   Excess Cashflow
                           2.   Overcollateralization Amount and
                           3.   Subordination

Excess Cashflow:           The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization      The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal
Amount:                    balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and
                           Class B-1, Class B-2 and Class B-3 Certificates. On the Closing Date, the Overcollateralization Amount
                           will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted                   Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a)
Overcollateralization      approximately 1.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and
Amount:                    (b) the Aggregate Class B Early Distribution Amount.

                           On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 13.30% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as
                           of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class
                           B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event
                           has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3
                           Certificates pursuant to clauses 5), 6) and 7) of "Priority of Distributions" on the prior Distribution
                           Date).

Stepdown Date:             The earlier to occur of

                           1.   the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                           2.   the later to occur of
                                a.   the Distribution Date occurring in October 2008 and
                                b.   the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 51.10%.

Aggregate Class B          As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2 and
Early Distribution         Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6)
Amount:                    and 7) of "Priority of Distributions".


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Senior Enhancement         The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of (i) the aggregate
Percentage:                principal balance of the Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.

Expected Credit            -----------------------------------------------------------------------------------
Support                              Initial Credit Support                    Expected Credit Support
Percentages:                             On Closing Date                      On or After Stepdown Date
                           -----------------------------------------------------------------------------------
                                    CLASS               PERCENT               CLASS               PERCENT
                                   Class A               23.85%              Class A              51.10%
                                  Class M-1              16.15%             Class M-1             35.70%
                                  Class M-2              10.35%             Class M-2             24.10%
                                  Class M-3              8.85%              Class M-3             21.10%
                                  Class M-4              7.25%              Class M-4             17.90%
                                  Class M-5              6.05%              Class M-5             15.50%
                                  Class M-6              4.95%              Class M-6             13.30%
                                  Class B-1              2.10%              Class B-1              7.60%
                                  Class B-2              1.00%              Class B-2              5.40%
                                  Class B-3              0.00%              Class B-3              3.40%
                           -----------------------------------------------------------------------------------

Trigger Event:             A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [31.00]% of the current Senior
                           Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

 ------------------------------------ --------------------------------------------------------------------
   Distribution Date Occurring In                                 Percentage
 ------------------------------------ --------------------------------------------------------------------
 October 2007-September 2008          [1.55]% for the first month plus an additional 1/12th of [1.70]%
                                      for each month thereafter
 ------------------------------------ --------------------------------------------------------------------
 October 2008-September 2009          [3.25]% (or [3.45]% if the class certificate balances for the
                                      Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.75]% (or 1/12th of [2.00]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
 ------------------------------------ --------------------------------------------------------------------
 October 2009-September 2010          [5.00]% (or [5.45]% if the class certificate balances for the
                                      Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.65]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
 ------------------------------------ --------------------------------------------------------------------
 October 2010-September 2011          [6.50]% (or [7.10 ]% if the class certificate balances for the
                                      Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or 1/12th of [0.90]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter
 ------------------------------------ --------------------------------------------------------------------
 October 2011 and thereafter          [7.25]% (or [8.00]% if the class certificate balances for the
                                      Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses).
 ------------------------------------ --------------------------------------------------------------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Realized Losses:           If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "Realized Loss."
                           Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the
                           Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1
                           Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class
                           M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the
                           Class M-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

Priority of                         Available funds from the Mortgage Loans will be distributed as follows:
Distributions:
                           1)       Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the
                                    Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan group), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4
                                    Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3
                                    Certificates.

                           2)       Principal funds, as follows: monthly principal to the Senior Certificates as described under
                                    "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan group), then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                           3)       Excess Cashflow as follows in the following order:

                                    a)       any remaining unpaid interest to the Senior Certificates pro rata.

                                    b)       as principal to the Offered Certificates, Class B-1, Class B-2 and Class B-3
                                             Certificates to build or maintain O/C as described under "Principal Paydown".

                                    c)       any previously unpaid interest to the Class M-1 Certificates.

                                    d)       any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                    e)       any previously unpaid interest to the Class M-2 Certificates.

                                    f)       any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                    g)       any previously unpaid interest to the Class M-3 Certificates.

                                    h)       any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                    i)       any previously unpaid interest to the Class M-4 Certificates.

                                    j)       any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                    k)       any previously unpaid interest to the Class M-5 Certificates.

                                    l)       any unpaid applied Realized Loss amount to the Class M-5 Certificates.

                                    m)       any previously unpaid interest to the Class M-6 Certificates.

                                    n)       any unpaid applied Realized Loss amount to the Class M-6 Certificates.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                    o)       any previously unpaid interest to the Class B-1 Certificates.

                                    p)       any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                    q)       any previously unpaid interest to the Class B-2 Certificates.

                                    r)       any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                    s)       any previously unpaid interest to the Class B-3 Certificates.

                                    t)       any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                           4)       Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the
                                    Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance
                                    Agreement, if any).

                           5)       Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                           6)       Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                           7)       Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                           8)       Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-1 Class
                                    B-2 and Class B-3 Certificates) as described in the pooling and servicing agreement.



                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Principal Paydown:         1)       Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid sequentially in the following order of priority:

                                    a)       To the Senior Certificates until their principal balances have been reduced to zero, the Senior Principal Distribution Amount as follows:

                                             i.       to the Class AF Certificates sequentially an amount equal to the Class AF
                                                      Principal Distribution Amount, provided however, that if the aggregate of the
                                                      Class Principal Balances of the Subordinate Certificates is reduced to zero, the Class AF Certificates will be paid pro rata, and

                                             ii.      to the Class AV Certificates an amount equal to the Class AV Principal
                                                      Distribution Amount.

                                    b)       After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2
                                             Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the
                                             Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class B-1
                                             Certificates, viii) the Class B-2 Certificates, and then ix) the Class B-3
                                             Certificates.

                           2)       On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered
                                    Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority:

                                    a)       To the Senior Certificates the Senior Principal Distribution Amount, as follows:

                                             i.       to the Class AF Certificates sequentially an amount equal to the Class AF
                                                      Principal Distribution Amount, provided however, that if the aggregate of the
                                                      Class Principal Balances of the Subordinate Certificates is reduced to zero, the Class AF Certificates will be paid pro rata, and

                                             ii.      to the Class AV Certificates an amount equal to the Class AV Principal
                                                      Distribution Amount.

                                    b)       First, to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 35.70% credit enhancement, second to the Class M-2 Certificates such that the
                                             Class M-2 Certificates will have at least 24.10% credit enhancement, third to the Class
                                             M-3 Certificates such that the Class M-3 Certificates will have at least 21.10% credit enhancement, fourth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 17.90% credit enhancement, fifth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 15.50% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least
                                             13.30% credit enhancement, seventh to the Class B-1 Certificates such that the Class
                                             B-1 Certificates will have at least 7.60% credit enhancement, eighth to the Class B-2
                                             Certificates such that the Class B-2 Certificates will have at least 5.40% credit enhancement, and ninth to the Class B-3 Certificates such that the Class B-3
                                             Certificates will have at least 3.40% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AF Parity Amount:    With respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Class AF Certificates immediately prior to that
                           Distribution Date over (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related due period.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Class AF Principal         With respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the
Distribution Amount:       Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the principal remittance amount from the Group I Mortgage Loans and the denominator of which is the principal remittance amount from all the Mortgage Loans, (2) the Class AF Parity Amount and (3) the
                           excess, if any, of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV Certificates immediately prior to that
                           Distribution Date and (B) the aggregate certificate principal balance of the Class AF Certificates immediately prior to that Distribution Date.

Class AV Principal         With respect to any Distribution Date is equal to the lesser of (a) the excess, if any, of Senior
Distribution Amount:       Principal Distribution Amount over the Class AF Principal Distribution Amount, and (b) the certificate principal balance of the Class AV Certificate immediately prior to such Distribution Date.

Senior Principal           With respect to (a) any Distribution Date prior to the Stepdown Date or if a Trigger Event is in effect,
Distribution Amount:       the lesser of (1) 100% of the principal distribution amount, and (2) the aggregate certificate principal balance of the Senior Certificates immediately prior to that Distribution Date, and (b) any Distribution
                           Date after the Stepdown Date and a Trigger Event is not in effect, the lesser of (1) the principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the
                           Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 48.90% of the aggregate balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Class AF-1 Yield           On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the
Maintenance                "Counterparty") for the benefit of the Class AF-1 Certificates (the "Class AF-1 Yield Maintenance
Agreement:                 Agreement"). The notional amount for the Class AF-1 Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AF-1 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The
                           Class AF-1 Yield Maintenance Agreement will terminate after the Distribution Date in [July 2007]. Any payments received from the Class AF-1 Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.
                           The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AF-1 Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:


                           --------------------------------------------------
                             Class AF-1 Yield Maintenance Agreement Schedule
                              Period      Notional ($)       Cap Strike (%)
                           --------------------------------------------------
                                1        23,450,000.00           7.305%
                                2        23,117,202.60           6.598%
                                3        22,648,200.88           6.818%
                                4        22,042,499.53           6.598%
                                5        21,300,276.41           6.598%
                                6        20,422,402.72           7.304%
                                7        19,410,710.09           6.597%
                                8        18,267,487.17           6.817%
                                9        16,996,329.50           6.597%
                                10       15,604,158.47           6.817%
                                11       14,230,538.49           6.597%
                                12       12,882,313.69           6.597%
                                13       11,558,998.78           6.817%
                                14       10,260,117.45           6.597%
                                15        8,985,202.20           6.817%
                                16        7,733,794.18           6.597%
                                17        6,505,443.01           6.597%
                                18        5,299,706.66           7.304%
                                19        4,116,151.24           6.597%
                                20        2,954,350.89           6.817%
                                21        1,813,887.63           6.597%
                                22          694,351.17           6.817%
                                23                0.00           0.000%
                            ----------- ----------------- ---------------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Class AV Yield             On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the
Maintenance                "Counterparty") for the benefit of the Class AV Certificates (the "Class AV Yield Maintenance
Agreement:                 Agreement"). The notional amount for the Class AV Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The
                           Class AV Yield Maintenance Agreement will terminate after the Distribution Date in [February 2008]. Any payments received from the Class AV Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Class AV Certificates to pay any related unpaid Net WAC Cap Carryover Amounts. The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Class AV Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:

                           --------------------------------------------------
                              Class AV Yield Maintenance Agreement Schedule

                              Period      Notional ($)       Cap Strike (%)
                           ---------- ----------------- ---------------------
                                1        131,689,000.00          7.030%
                                2        126,147,036.32          6.350%
                                3        120,756,921.10          6.562%
                                4        115,514,568.42          6.350%
                                5        110,415,991.59          6.350%
                                6        105,457,300.61          7.030%
                                7        100,634,696.60          6.350%
                                8         95,944,476.40          6.561%
                                9         91,383,020.01          6.349%
                                10        86,946,765.48          6.561%
                                11        82,630,661.41          6.349%
                                12        78,431,320.64          6.349%
                                13        74,345,534.88          6.561%
                                14        70,370,183.50          6.349%
                                15        66,502,231.19          6.561%
                                16        62,738,725.64          6.349%
                                17        59,076,795.22          6.349%
                                18        55,513,646.84          7.029%
                                19        52,046,563.79          6.349%
                                20        48,672,903.63          6.560%
                                21        45,390,096.21          6.349%
                                22        42,195,641.68          6.560%
                                23        39,087,108.58          6.356%
                                24        36,062,697.17          9.155%
                                25        33,116,392.99          9.460%
                                26        30,248,354.37          9.155%
                                27        27,456,446.42          9.460%
                                28        24,738,592.05          9.155%
                                29        22,092,770.40          9.159%
                                30                 0.00          0.000%
                            ----------- ----------------- ---------------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

Subordinate Yield          On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the
Maintenance                "Counterparty") for the benefit of the Subordinate Certificates (the "Subordinate Yield Maintenance
Agreement:                 Agreement"). The notional amount for the Subordinate Yield Maintenance Agreement on each Distribution
                           Date will be equal to the lesser of (i) the aggregate balance of the Subordinate Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The
                           Subordinate Yield Maintenance Agreement will terminate after the Distribution Date in [July 2013]. Any payments received from the Subordinate Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed to the Subordinate Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.
                           The notional amount (subject to a permitted variance of plus or minus 10%) and Strike Prices (subject to adjustment in respect of permitted variance) relating to the Subordinate Yield Maintenance Agreement are expected to be determined pursuant to the following schedule:

                       -------------------------------------------------------------------------------------------------------------
                                                     Subordinate Yield Maintenance Agreement Schedule

                                                    Cap                                 Cap                                  Cap
                         Period   Notional ($)   Strike (%)  Period   Notional ($)   Strike (%)  Period    Notional ($)   Strike (%)
                        --------- -------------- ----------- ------- --------------- ---------- -------- --------------- -----------
                           1      65,589,000.00    7.030%      33    65,589,000.00    9.144%      65     27,650,919.39     9.784%
                           2      65,589,000.00    6.350%      34    65,589,000.00    9.441%      66              0.00     0.000%
                           3      65,589,000.00    6.562%      35    65,589,000.00    9.132%      67     26,260,089.87     9.786%
                           4      65,589,000.00    6.350%      36    65,589,000.00   10.015%      68     25,590,241.52    10.101%
                           5      65,589,000.00    6.350%      37    65,589,000.00   10.338%      69     24,936,826.57     9.765%
                           6      65,589,000.00    7.030%      38    65,589,000.00    9.995%      70     24,299,434.88    10.083%
                           7      65,589,000.00    6.350%      39    63,020,867.38   10.318%      71     23,677,676.64     9.748%
                           8      65,589,000.00    6.561%      40    60,387,121.25    9.975%      72     23,071,155.21     9.744%
                           9      65,589,000.00    6.349%      41    57,818,738.45    9.965%      73     22,479,503.55    10.074%
                           10     65,589,000.00    6.561%      42             0.00    0.000%      74     21,902,371.15     9.738%
                           11     65,589,000.00    6.349%      43    52,871,515.09    9.947%      75     21,339,359.11    10.052%
                           12     65,589,000.00    6.349%      44    50,489,498.55   10.268%      76     20,790,116.01     9.717%
                           13     65,589,000.00    6.561%      45    48,166,491.85    9.927%      77     20,254,299.61     9.706%
                           14     65,589,000.00    6.349%      46    45,901,007.29   10.247%      78     19,731,575.76    10.364%
                           15     65,589,000.00    6.561%      47    43,821,396.82    9.907%      79     19,221,619.07     9.685%
                           16     65,589,000.00    6.349%      48    42,720,318.60    9.897%      80     18,724,112.38     9.997%
                           17     65,589,000.00    6.349%      49    41,646,468.43   10.216%      81     18,238,746.54     9.663%
                           18     65,589,000.00    7.029%      50    40,599,161.03    9.877%      82     17,765,220.22     9.975%
                           19     65,589,000.00    6.349%      51    39,577,728.67   10.195%      83     17,303,239.71     9.642%
                           20     65,589,000.00    6.560%      52    38,581,520.69    9.856%      84     16,852,518.72     9.631%
                           21     65,589,000.00    6.349%      53    37,609,903.07    9.846%      85     16,412,778.18     9.941%
                           22     65,589,000.00    6.560%      54             0.00    0.000%      86     15,983,746.05     9.610%
                           23     65,589,000.00    6.356%      55    35,737,983.47    9.826%      87     15,565,157.19     9.919%
                           24     65,589,000.00    8.285%      56    34,836,492.81   10.143%      88     15,156,753.12     9.588%
                           25     65,589,000.00    8.556%      57    33,957,214.36    9.806%      89     14,758,281.86     9.578%
                           26     65,589,000.00    8.275%      58    33,099,591.04   10.129%      90              0.00     0.000%
                           27     65,589,000.00    8.546%      59    32,262,938.56    9.795%      91     13,990,161.56     9.556%
                           28     65,589,000.00    8.266%      60    31,446,822.90    9.798%      92     13,620,039.68     9.864%
                           29     65,589,000.00    8.263%      61    30,649,214.87   10.148%      93     13,258,904.65     9.535%
                           30     65,589,000.00    9.798%      62    29,871,411.14    9.811%      94     12,906,534.66     9.842%
                           31     65,589,000.00    9.159%      63    29,112,742.20   10.127%      95              0.00     0.000%
                           32     65,589,000.00    9.456%      64    28,372,729.14    9.793%
                        --------- -------------- ----------- ------- --------------- ---------- -------- --------------- -----------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                           ------------------------------------------------
                                       Class AF-1 Net WAC Cap

                                             Class AF-1     Class AF-1
                                              Net WAC      Effective Net
                               Period        Cap(1)(3)     WAC Cap(1)(2)(3)
                           ---------------- ------------- -----------------
                                  1            7.305%         10.500%
                                  2            6.598%         10.500%
                                  3            6.818%         10.500%
                                  4            6.598%         10.500%
                                  5            6.598%         10.500%
                                  6            7.304%         10.500%
                                  7            6.597%         10.500%
                                  8            6.817%         10.500%
                                  9            6.597%         10.500%
                                 10            6.817%         10.500%
                                 11            6.597%         10.500%
                                 12            6.597%         10.500%
                                 13            6.817%         10.500%
                                 14            6.597%         10.500%
                                 15            6.817%         10.500%
                                 16            6.597%         10.500%
                                 17            6.597%         10.500%
                                 18            7.304%         10.500%
                                 19            6.597%         10.500%
                                 20            6.817%         10.500%
                                 21            6.597%         10.500%
                           ---------------- ------------- -----------------
                           (1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
                           (2) Assumes payments are received from the related yield maintenance agreement.
                           (3) Assumes the Pricing Prepayment Speed to call.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  Class AV Net WAC Cap

                           Class AV                           Class AV                                  Class AV
              Class AV    Effective               Class AV    Effective              Class AV        Effective Net
               Net WAC     Net WAC                Net WAC      Net WAC                Net WAC             WAC
   Period     Cap(1)(3)  Cap(1)(2)(3)  Period    Cap(1)(3)   Cap(1)(2)(3)  Period    Cap(1)(3)        Cap(1)(2)(3)
------------------------------------------------------------------------------------------------------------------
     1         7.030%      10.500%       33       10.558%      10.558%       65       12.066%           12.066%
     2         6.350%      10.500%       34       10.910%      10.910%       66       13.372%           13.372%
     3         6.562%      10.500%       35       10.562%      10.562%       67       12.106%           12.106%
     4         6.350%      10.500%       36       11.959%      11.959%       68       12.510%           12.510%
     5         6.350%      10.500%       37       12.357%      12.357%       69       12.106%           12.106%
     6         7.030%      10.500%       38       11.959%      11.959%       70       12.516%           12.516%
     7         6.350%      10.500%       39       12.357%      12.357%       71       12.114%           12.114%
     8         6.561%      10.500%       40       11.959%      11.959%       72       12.126%           12.126%
     9         6.349%      10.500%       41       11.959%      11.959%       73       12.558%           12.558%
     10        6.561%      10.500%       42       13.244%      13.244%       74       12.153%           12.153%
     11        6.349%      10.500%       43       11.962%      11.962%       75       12.558%           12.558%
     12        6.349%      10.500%       44       12.361%      12.361%       76       12.153%           12.153%
     13        6.561%      10.500%       45       11.962%      11.962%       77       12.153%           12.153%
     14        6.349%      10.500%       46       12.361%      12.361%       78       12.991%           12.991%
     15        6.561%      10.500%       47       11.962%      11.962%       79       12.153%           12.153%
     16        6.349%      10.500%       48       11.962%      11.962%       80       12.558%           12.558%
     17        6.349%      10.500%       49       12.361%      12.361%       81       12.153%           12.153%
     18        7.029%      10.500%       50       11.963%      11.963%       82       12.558%           12.558%
     19        6.349%      10.500%       51       12.361%      12.361%       83       12.153%           12.153%
     20        6.560%      10.500%       52       11.963%      11.963%       84       12.153%           12.153%
     21        6.349%      10.500%       53       11.963%      11.963%       85       12.558%           12.558%
     22        6.560%      10.500%       54       13.245%      13.245%       86       12.153%           12.153%
     23        6.356%      10.500%       55       11.963%      11.963%       87       12.558%           12.558%
     24        9.155%      10.500%       56       12.362%      12.362%       88       12.153%           12.153%
     25        9.460%      10.500%       57       11.963%      11.963%       89       12.153%           12.153%
     26        9.155%      10.500%       58       12.374%      12.374%       90       13.455%           13.455%
     27        9.460%      10.500%       59       11.979%      11.979%       91       12.153%           12.153%
     28        9.155%      10.500%       60       12.003%      12.003%       92       12.558%           12.558%
     29        9.159%      10.500%       61       12.460%      12.460%       93       12.153%           12.153%
     30       11.286%      11.286%       62       12.058%      12.058%       94       12.558%           12.558%
     31       10.558%      10.558%       63       12.460%      12.460%
     32       10.910%      10.910%       64       12.064%      12.064%
-----------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                      Subordinate Certificate Net WAC Cap

                         Subordinate                         Subordinate                          Subordinate
             Subordinate Certificate            Subordinate  Certificate            Subordinate   Certificate
             Certificate  Effective             Certificate   Effective             Certificate  Effective Net
               Net WAC     Net WAC                Net WAC      Net WAC                Net WAC         WAC
   Period     Cap(1)(3)  Cap(1)(2)(3)  Period    Cap(1)(3)   Cap(1)(2)(3)  Period    Cap(1)(3)    Cap(1)(2)(3)
-----------------------------------------------------------------------------------------------------------------
     1         7.030%      10.500%       33        9.144%      10.500%       65       9.784%        10.500%
     2         6.350%      10.500%       34        9.441%      10.500%       66      10.828%        10.828%
     3         6.562%      10.500%       35        9.132%      10.500%       67       9.786%        10.500%
     4         6.350%      10.500%       36       10.015%      10.500%       68      10.101%        10.500%
     5         6.350%      10.500%       37       10.338%      10.500%       69       9.765%        10.500%
     6         7.030%      10.500%       38        9.995%      10.500%       70      10.083%        10.500%
     7         6.350%      10.500%       39       10.318%      10.500%       71       9.748%        10.500%
     8         6.561%      10.500%       40        9.975%      10.500%       72       9.744%        10.500%
     9         6.349%      10.500%       41        9.965%      10.500%       73      10.074%        10.500%
     10        6.561%      10.500%       42       11.024%      11.024%       74       9.738%        10.500%
     11        6.349%      10.500%       43        9.947%      10.500%       75      10.052%        10.500%
     12        6.349%      10.500%       44       10.268%      10.500%       76       9.717%        10.500%
     13        6.561%      10.500%       45        9.927%      10.500%       77       9.706%        10.500%
     14        6.349%      10.500%       46       10.247%      10.500%       78      10.364%        10.500%
     15        6.561%      10.500%       47        9.907%      10.500%       79       9.685%        10.500%
     16        6.349%      10.500%       48        9.897%      10.500%       80       9.997%        10.500%
     17        6.349%      10.500%       49       10.216%      10.500%       81       9.663%        10.500%
     18        7.029%      10.500%       50        9.877%      10.500%       82       9.975%        10.500%
     19        6.349%      10.500%       51       10.195%      10.500%       83       9.642%        10.500%
     20        6.560%      10.500%       52        9.856%      10.500%       84       9.631%        10.500%
     21        6.349%      10.500%       53        9.846%      10.500%       85       9.941%        10.500%
     22        6.560%      10.500%       54       10.890%      10.890%       86       9.610%        10.500%
     23        6.356%      10.500%       55        9.826%      10.500%       87       9.919%        10.500%
     24        8.285%      10.500%       56       10.143%      10.500%       88       9.588%        10.500%
     25        8.556%      10.500%       57        9.806%      10.500%       89       9.578%        10.500%
     26        8.275%      10.500%       58       10.129%      10.500%       90      10.592%        10.592%
     27        8.546%      10.500%       59        9.795%      10.500%       91       9.556%        10.500%
     28        8.266%      10.500%       60        9.798%      10.500%       92       9.864%        10.500%
     29        8.263%      10.500%       61       10.148%      10.500%       93       9.535%        10.500%
     30        9.798%      10.500%       62        9.811%      10.500%       94       9.842%        10.500%
     31        9.159%      10.500%       63       10.127%      10.500%
     32        9.456%      10.500%       64        9.793%      10.500%
-----------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     EXCESS SPREAD (1)(2)
                              FWD 6                                           FWD 1        FWD 6
              FWD 1 Month     Month       STATIC      FORWARD                 Month        Month       STATIC       FORWARD
   Period       LIBOR %      LIBOR %    LIBOR (%)    LIBOR (%)    Period     LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)
-----------------------------------------------------------------------------------------------------------------------------
     1          3.6800       3.8488      2.5738      2.5738        48       4.3207       4.3995       4.4347       4.4941
     2          3.7531       3.8888      2.2439      2.1838        49       4.3555       4.4095       4.4870       4.5396
     3          3.8175       3.9216      2.3534      2.2446        50       4.3608       4.4136       4.4204       4.4601
     4          3.8561       3.9469      2.2445      2.1014        51       4.3668       4.4192       4.4730       4.5181
     5          3.8800       3.9684      2.2442      2.0826        52       4.3721       4.4247       4.4062       4.4381
     6          3.9214       3.9855      2.5644      2.3896        53       4.3785       4.4295       4.3990       4.4267
     7          3.9230       3.9920      2.2434      2.0498        54       4.3835       4.4342       4.5718       4.6451
     8          3.9364       4.0202      2.3473      2.1510        55       4.3874       4.4393       4.3844       4.4254
     9          3.9730       4.0534      2.2404      2.0106        56       4.3931       4.4514       4.4373       4.4841
    10          3.9813       4.0801      2.3417      2.1148        57       4.3982       4.4629       4.3697       4.4028
    11          3.9726       4.1124      2.2377      2.0097        58       4.4031       4.4759       4.4301       4.4694
    12          3.9700       4.1550      2.2393      2.0134        59       4.4074       4.4868       4.3646       4.3904
    13          4.0795       4.1965      2.3415      2.0461        60       4.4123       4.5002       4.3714       4.4310
    14          4.1075       4.2236      2.2431      1.9200        61       4.4322       4.5116       4.4585       4.5182
    15          4.1340       4.2532      2.3432      2.0136        62       4.4374       4.5155       4.3898       4.4348
    16          4.1624       4.2801      2.2472      1.8930        63       4.4423       4.5208       4.4429       4.4946
    17          4.1897       4.3081      2.2490      1.8801        64       4.4459       4.5257       4.3770       4.4149
    18          4.2139       4.3361      2.5351      2.1841        65       4.4510       4.5304       4.3701       4.4039
    19          4.2384       4.3626      2.2544      1.8615        66       4.4552       4.5352       4.5482       4.6338
    20          4.2641       4.3483      2.3486      1.9463        67       4.4583       4.5393       4.3594       4.4163
    21          4.2892       4.3326      2.2590      1.8430        68       4.4638       4.5415       4.4128       4.4763
    22          4.3159       4.3140      2.3506      1.9237        69       4.4671       4.5433       4.3428       4.3915
    23          4.3407       4.2914      2.2718      1.8311        70       4.4710       4.5442       4.3964       4.4537
    24          4.3637       4.2655      4.1860      3.7156        71       4.4752       4.5450       4.3260       4.3685
    25          4.1836       4.2374      4.2843      3.9388        72       4.4807       4.5468       4.3175       4.3616
    26          4.1922       4.2452      4.2092      3.8474        73       4.5132       4.5469       4.3714       4.4109
    27          4.2009       4.2526      4.3066      3.9518        74       4.5173       4.5497       4.3001       4.3235
    28          4.2096       4.2599      4.2343      3.8630        75       4.5217       4.5535       4.3510       4.3850
    29          4.2182       4.2681      4.2492      3.8741        76       4.5248       4.5562       4.2771       4.2980
    30          4.2271       4.2746      4.5895      4.5005        77       4.5289       4.5595       4.2654       4.2850
    31          4.2344       4.2819      4.4402      4.3240        78       4.5326       4.5624       4.3795       4.4306
    32          4.2425       4.2892      4.5358      4.4291        79       4.5355       4.5651       4.2479       4.2741
    33          4.2499       4.2948      4.4724      4.3508        80       4.5394       4.5848       4.3005       4.3376
    34          4.2579       4.3019      4.5677      4.4559        81       4.5424       4.6011       4.2309       4.2551
    35          4.2652       4.3071      4.5078      4.3814        82       4.5466       4.6186       4.2830       4.3181
    36          4.2737       4.3130      4.5263      4.4208        83       4.5490       4.6372       4.2140       4.2366
    37          4.2594       4.3195      4.6202      4.5367        84       4.5521       4.6550       4.2055       4.2762
    38          4.2649       4.3243      4.5654      4.5229        85       4.6365       4.6728       4.2568       4.3064
    39          4.2716       4.3302      4.6048      4.5986        86       4.6401       4.6759       4.1885       4.2240
    40          4.2771       4.3365      4.5282      4.5145        87       4.6442       4.6790       4.2393       4.2866
    41          4.2830       4.3418      4.5188      4.5075        88       4.6481       4.6820       4.1716       4.2048
    42          4.2888       4.3471      4.7111      4.7512        89       4.6519       4.6857       4.1631       4.1953
    43          4.2935       4.3531      4.4972      4.5124        90       4.6562       4.6883       4.3300       4.4176
    44          4.2995       4.3627      4.5489      4.5763        91       4.6582       4.6913       4.1461       4.1941
    45          4.3057       4.3714      4.4717      4.4932        92       4.6623       4.6910       4.1956       4.2554
    46          4.3107       4.3813      4.5201      4.5544        93       4.6651       4.6890       4.1291       4.1753
    47          4.3150       4.3899      4.4455      4.4757        94       4.6689       4.6876       4.1781       4.2362
------------ ------------- ----------- ----------- ------------ --------- ------------ ------------ ------------ ------------
(1)     Assumes the Pricing Prepayment Speed to call.
(2)     Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3
        Certificates divided by (b) the aggregate principal balance of the
        Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Breakeven Loses
-------------------------------------------------------------------------------------------------------------
                                                    Static LIBOR                     Forward LIBOR
                                          --------------------------------- ---------------------------------
                                                              Cumulative                        Cumulative
  Class        Moody's          S&P         Break CDR(1)       Losses(2)      Break CDR(1)      Losses(2)
----------- -------------- -------------- ------------------ -------------- ----------------- ---------------
   M-1           Aa2            AA              29.51           21.80%           28.74            21.49%
   M-2           A2              A              19.48           17.05%           18.76            16.64%
   M-3           A3             A-              17.31           15.78%           16.61            15.36%
   M-4          Baa1           BBB+             15.10           14.38%           14.41            13.92%
   M-5          Baa2            BBB             13.54           13.31%           12.86            12.83%
   M-6          Baa3           BBB-             12.17           12.32%           11.50            11.82%
----------- -------------- -------------- ------------------ -------------- ----------------- ---------------
(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans



                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                       Bond Summary - To Call
---------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                1.67          1.23           1.00           0.86            0.76
Modified Duration (yrs)                  1.59          1.19           0.97           0.83            0.74
Principal Window (mths)                 1 - 39        1 - 28         1 - 22         1 - 18          1 - 16

CLASS AF-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                4.03          2.85           2.20           1.80            1.54
Modified Duration (yrs)                  3.61          2.62           2.05           1.70            1.46
Principal Window (mths)                39 - 58       28 - 42        22 - 31         18 - 26        16 - 22

CLASS AF-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                5.45          3.82           3.00           2.31            1.92
Modified Duration (yrs)                  4.72          3.43           2.74           2.15            1.80
Principal Window (mths)                58 - 72       42 - 50        31 - 48         26 - 29        22 - 24

CLASS AF-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                8.61          6.03           5.00           2.71            2.19
Modified Duration (yrs)                  6.85          5.09           4.34           2.49            2.04
Principal Window (mths)                72 - 143      50 - 101       48 - 77         29 - 36        24 - 29

CLASS AF-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               14.62         10.13           7.60           5.81            2.66
Modified Duration (yrs)                  9.98          7.68           6.13           4.89            2.43
Principal Window (mths)               143 - 184     101 - 126       77 - 94         36 - 73        29 - 35

CLASS AV
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                3.24          2.09           1.36           1.00            0.81
Modified Duration (yrs)                  2.87          1.93           1.30           0.97            0.78
Principal Window (mths)                1 - 184       1 - 126         1 - 94         1 - 29          1 - 23

CLASS M-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.29           5.01            4.80
Modified Duration (yrs)                  8.02          5.82           4.67           4.48            4.32
Principal Window (mths)                58 - 184      39 - 126       42 - 94         48 - 73        35 - 59
------------------------------------ ------------- ------------- --------------- -------------- ---------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY - TO CALL
---------------------------------------------------------------------------------------------------------------
CLASS M-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.21           4.52            4.34
Modified Duration (yrs)                  7.94          5.78           4.58           4.05            3.92
Principal Window (mths)                58 - 184      39 - 126       39 - 94         43 - 73        45 - 59

CLASS M-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.18           4.39            4.01
Modified Duration (yrs)                  7.92          5.77           4.54           3.94            3.65
Principal Window (mths)                58 - 184      39 - 126       39 - 94         42 - 73        43 - 59

CLASS M-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.18           4.34            3.92
Modified Duration (yrs)                  7.71          5.66           4.47           3.86            3.53
Principal Window (mths)                58 - 184      39 - 126       38 - 94         41 - 73        42 - 59

CLASS M-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.16           4.31            3.86
Modified Duration (yrs)                  7.65          5.62           4.44           3.81            3.46
Principal Window (mths)                58 - 184      39 - 126       38 - 94         40 - 73        41 - 59

CLASS M-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.13          6.86           5.16           4.29            3.80
Modified Duration (yrs)                  7.48          5.53           4.38           3.76            3.39
Principal Window (mths)                58 - 184      39 - 126       38 - 94         39 - 73        40 - 59
---------------------------------------------------------------------------------------------------------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY - TO MATURITY
---------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                1.67          1.23           1.00           0.86            0.76
Modified Duration (yrs)                  1.59          1.19           0.97           0.83            0.74
Principal Window (mths)                 1 - 39        1 - 28         1 - 22         1 - 18          1 - 16

CLASS AF-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                4.03          2.85           2.20           1.80            1.54
Modified Duration (yrs)                  3.61          2.62           2.05           1.70            1.46
Principal Window (mths)                39 - 58       28 - 42        22 - 31         18 - 26        16 - 22

CLASS AF-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                5.45          3.82           3.00           2.31            1.92
Modified Duration (yrs)                  4.72          3.43           2.74           2.15            1.80
Principal Window (mths)                58 - 72       42 - 50        31 - 48         26 - 29        22 - 24

CLASS AF-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                8.61          6.03           5.00           2.71            2.19
Modified Duration (yrs)                  6.85          5.09           4.34           2.49            2.04
Principal Window (mths)                72 - 143      50 - 101       48 - 77         29 - 36        24 - 29

CLASS AF-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               17.76         13.01           9.88           7.67            2.66
Modified Duration (yrs)                 11.15          9.07           7.43           6.07            2.43
Principal Window (mths)               143 - 333     101 - 274       77 - 215       36 - 172        29 - 35

CLASS AV
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                3.28          2.10           1.36           1.00            0.81
Modified Duration (yrs)                  2.89          1.93           1.30           0.97            0.78
Principal Window (mths)                1 - 283       1 - 154         1 - 99         1 - 29          1 - 23

CLASS M-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.06          7.63           5.89           5.50            6.53
Modified Duration (yrs)                  8.44          6.26           5.06           4.83            5.62
Principal Window (mths)                58 - 314      39 - 245       42 - 188       48 - 150        35 - 141
---------------------------------------------------------------------------------------------------------------


                                            F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                       BOND SUMMARY - TO MATURITY
---------------------------------------------------------------------------------------------------------------
CLASS M-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.02          7.59           5.77           4.97            4.71
Modified Duration (yrs)                  8.34          6.20           4.94           4.38            4.21
Principal Window (mths)                58 - 300      39 - 228       39 - 174       43 - 138        45 - 112

CLASS M-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.98          7.55           5.71           4.81            4.36
Modified Duration (yrs)                  8.30          6.16           4.89           4.24            3.91
Principal Window (mths)                58 - 282      39 - 208       39 - 158       42 - 125        43 - 101

CLASS M-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.52           5.68           4.75            4.26
Modified Duration (yrs)                  8.06          6.02           4.79           4.14            3.78
Principal Window (mths)                58 - 275      39 - 202       38 - 153       41 - 120        42 - 98

CLASS M-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.91          7.48           5.64           4.69            4.17
Modified Duration (yrs)                  7.97          5.96           4.73           4.08            3.70
Principal Window (mths)                58 - 266      39 - 193       38 - 146       40 - 115        41 - 93

CLASS M-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.86          7.44           5.60           4.65            4.10
Modified Duration (yrs)                  7.77          5.84           4.65           4.00            3.60
Principal Window (mths)                58 - 258      39 - 186       38 - 140       39 - 110        40 - 89
---------------------------------------------------------------------------------------------------------------


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.


                                        AGGREGATE MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE


                                                                                       MINIMUM             MAXIMUM
                                                                                       -------             -------
Scheduled Principal Balance                              $275,008,095.56            $15,955.30         $877,000.00
Average Scheduled Principal Balance                          $167,687.86
Number of Mortgage Loans                                           1,640

Weighted Average Gross Coupon                                     7.154%                5.250%             10.220%
Weighted Average FICO Score                                          632                   500                 818
Weighted Average Original LTV                                     84.99%                20.00%             100.00%

Weighted Average Original Term                                357 months            180 months          360 months
Weighted Average Stated Remaining Term                        356 months            172 months          360 months
Weighted Average Seasoning                                       1 month              0 months           18 months

Weighted Average Gross Margin                                     6.500%                6.500%              6.500%
Weighted Average Minimum Interest Rate                            7.081%                5.250%             10.000%
Weighted Average Maximum Interest Rate                           13.081%               11.250%             16.000%
Weighted Average Initial Rate Cap                                 3.000%                3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.500%                1.000%              1.500%
Weighted Average Months to Roll                                24 months             13 months           60 months

Maturity Date                                                                     Jan. 1, 2020        Oct, 1, 2035
Maximum Zip Code Concentration                                     0.62%  29582


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                          CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                               # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)                 LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------------------------------------
     0.01 -   50,000.00                         84      3,275,666.91      1.19        8.515           338       77.40          603
 50,000.01 - 100,000.00                        372     29,130,424.04     10.59        7.714           352       83.71          615
100,000.01 - 150,000.00                        475     59,048,820.52     21.47        7.274           356       85.28          627
150,000.01 - 200,000.00                        277     47,912,847.47     17.42        7.184           357       86.71          632
200,000.01 - 250,000.00                        164     36,711,992.92     13.35        6.989           359       84.44          637
250,000.01 - 300,000.00                         93     25,377,056.08      9.23        6.968           359       86.48          626
300,000.01 - 350,000.00                         59     19,117,677.77      6.95        6.950           356       84.77          639
350,000.01 - 400,000.00                         34     12,688,706.77      4.61        6.986           354       86.07          638
400,000.01 - 450,000.00                         33     14,075,707.06      5.12        6.885           357       85.83          666
450,000.01 - 500,000.00                         15      7,235,922.20      2.63        6.951           351       84.18          638
500,000.01 - 550,000.00                         14      7,387,139.52      2.69        6.856           359       79.33          647
550,000.01 - 600,000.00                          9      5,192,300.00      1.89        6.730           359       87.68          646
600,000.01 - 650,000.00                          5      3,126,458.71      1.14        6.346           359       81.40          653
650,000.01 - 700,000.00                          1        680,000.00      0.25        7.720           359       85.00          574
700,000.01 - 750,000.00                          1        750,000.00      0.27        6.230           360       78.53          747
750,000.01 - 800,000.00                          1        777,875.59      0.28        7.130           358       90.00          547
800,000.01 +                                     3      2,519,500.00      0.92        7.152           360       73.21          606
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632



                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                          CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                               # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
CURRENT GROSS RATE                            LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------------------------------------
  5.000  - 5.499                                 8      1,920,212.25      0.70        5.397           359       76.29          661
  5.500  -  5.999                               85     18,597,200.95      6.76        5.788           355       76.60          675
  6.000  -  6.499                              182     38,316,853.57     13.93        6.238           359       79.95          654
  6.500  -  6.999                              315     59,892,909.49     21.78        6.760           356       83.00          636
  7.000  -  7.499                              320     59,021,010.13     21.46        7.230           355       86.17          628
  7.500  -  7.999                              372     58,686,705.23     21.34        7.718           358       89.24          622
  8.000  -  8.499                              191     24,102,300.78      8.76        8.211           356       90.39          607
  8.500  -  8.999                              109     11,020,336.73      4.01        8.672           354       89.18          603
  9.000  -  9.499                               29      2,154,501.39      0.78        9.168           348       90.33          590
  9.500  -  9.999                               24      1,094,239.22      0.40        9.660           335       71.85          583
10.000 - 10.499                                  5        201,825.82      0.07       10.118           278       51.69          573
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                                                                                WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                          CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                               # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
FICO                                          LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------------------------------------
No FICO                                          2        215,000.00      0.08        6.959           360       72.77          N/A
500 - 524                                       43      5,243,047.29      1.91        7.586           355       76.89          514
525 - 549                                      137     19,317,680.33      7.02        7.747           359       82.71          536
550 - 574                                      132     17,484,176.80      6.36        7.595           356       81.32          563
575 - 599                                      199     29,672,592.34     10.79        7.253           358       81.89          588
600 - 624                                      289     50,975,759.69     18.54        7.207           357       85.82          613
625 - 649                                      306     54,886,770.01     19.96        7.090           356       86.55          636
650 - 674                                      233     43,298,407.87     15.74        7.014           357       87.21          661
675 - 699                                      133     22,947,573.34      8.34        6.914           351       86.25          687
700 +                                          166     30,967,087.89     11.26        6.769           357       84.76          737
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                          CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                               # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
ORIGINAL LTV                                  LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                                 41      4,945,699.38      1.80        7.157           347       40.13          627
  50.00 - 54.99                                 14      1,929,499.00      0.70        6.607           350       53.40          660
  55.00 - 59.99                                 23      3,177,057.82      1.16        6.870           359       57.84          617
  60.00 - 64.99                                 23      3,994,193.11      1.45        6.739           347       62.44          625
  65.00 - 69.99                                 50      8,554,803.02      3.11        6.880           359       67.55          585
  70.00 - 74.99                                 83     15,076,660.88      5.48        6.743           349       72.36          634
  75.00 - 79.99                                118     20,387,582.23      7.41        6.839           357       77.26          629
  80.00                                        257     42,723,841.39     15.54        6.622           358       80.00          642
  80.01 - 84.99                                 81     12,824,274.46      4.66        6.959           356       82.87          619
  85.00 - 89.99                                211     35,518,022.32     12.92        7.266           357       86.89          625
  90.00 - 94.99                                427     73,986,086.88     26.90        7.368           357       90.36          625
  95.00 - 99.99                                 62     10,480,579.22      3.81        7.419           359       95.65          645
100.00                                         250     41,409,795.85     15.06        7.666           357      100.00          653
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632



                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
ORIGINAL TERM (MONTHS)                         LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------------------------------------
180                                             32      2,692,267.89      0.98        7.534           179       75.69          649
240                                             17      2,179,034.56      0.79        7.398           238       84.61          619
300                                              2        547,600.00      0.20        5.814           300       63.56          756
336                                              1        130,015.46      0.05        7.250           331       90.00          634
348                                              1        243,000.00      0.09        9.080           347      100.00          620
360                                          1,587    269,216,177.65     97.89        7.149           359       85.12          632
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
STATED REMAINING TERM (MONTHS)                 LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                       32      2,692,267.89      0.98        7.534           179       75.69          649
181 - 240                                       17      2,179,034.56      0.79        7.398           238       84.61          619
241 - 300                                        2        547,600.00      0.20        5.814           300       63.56          756
301 - 360                                    1,589    269,589,193.11     98.03        7.151           359       85.13          632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632



                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
FRM/ARM                                        LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                          1,105    197,269,856.47     71.73        7.082           359       85.92          629
Fixed Rate                                     535     77,738,239.09     28.27        7.338           349       82.63          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
PRODUCT                                        LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                       980    166,180,549.89     60.43        7.197           359       86.60          622
ARM 2/28 - 60mo IO                              91     24,513,589.78      8.91        6.364           359       82.13          665
ARM 5/25                                        29      5,527,819.31      2.01        6.998           360       82.61          653
ARM 5/25 - 60mo IO                               5      1,047,897.49      0.38        5.978           357       84.38          671
Balloon 40/30                                   14      3,148,161.00      1.14        7.084           360       84.97          650
Fixed 15 yr                                     32      2,692,267.89      0.98        7.534           179       75.69          649
Fixed 20 yr                                     17      2,179,034.56      0.79        7.398           238       84.61          619
Fixed 25 yr                                      2        547,600.00      0.20        5.814           300       63.56          756
Fixed 28 yr                                      1        130,015.46      0.05        7.250           331       90.00          634
Fixed 29 yr                                      1        243,000.00      0.09        9.080           347      100.00          620
Fixed 30 yr                                    458     66,557,015.18     24.20        7.370           359       82.89          639
Fixed 30 yr - 60mo IO                           10      2,241,145.00      0.81        6.624           359       80.56          658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)          LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                              662    106,425,586.51     38.70        7.234           357       85.05          633
12                                               7      2,077,319.06      0.76        6.851           359       87.01          638
24                                             638    115,102,949.83     41.85        7.046           359       85.81          626
30                                               1        229,000.00      0.08        6.400           359       97.65          632
36                                             332     51,173,240.16     18.61        7.246           349       82.89          643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        1,640    275,008,095.56    100.00        7.154           356       84.99          632


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
LIEN                                           LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                      1,640    275,008,095.56    100.00     7.154         356        84.99          632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,640    275,008,095.56    100.00     7.154         356        84.99          632


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
DOCUMENTATION TYPE                             LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                        1,245    193,206,210.48     70.25      7.148         356       85.10          627
Alt Doc                                           204     42,417,807.06     15.42      7.103         358       87.42          645
SI                                                189     39,025,887.70     14.19      7.248         357       81.77          641
Lite Doc                                            2        358,190.32      0.13      6.507         357       92.31          622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,640    275,008,095.56    100.00      7.154         356       84.99          632


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
LOAN PURPOSE                                   LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                               1,052    174,436,560.65     63.43      7.135        356          83.61        623
Purchase                                          399     72,577,108.73     26.39      7.136        358          87.98        658
Rate/Term Refinance                               189     27,994,426.18     10.18      7.317        357          85.88        624
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,640    275,008,095.56    100.00      7.154        356          84.99        632


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
PROPERTY TYPE                                  LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                          1,440    235,775,804.70     85.73      7.149       356          85.11         630
Duplex                                             63     13,387,849.65      4.87      7.328       359          84.83         645
Condominium                                        58     12,113,551.56      4.40      6.897       357          84.21         655
Triplex                                            23      5,971,212.37      2.17      7.343       359          83.66         646
Townhouse                                          21      3,232,761.55      1.18      7.111       359          88.30         622
Quadruplex                                         13      2,532,434.45      0.92      7.434       356          76.93         644
Row Home                                           22      1,994,481.28      0.73      7.356       348          85.72         637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,640    275,008,095.56    100.00      7.154       356          84.99         632


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
OCCUPANCY TYPE                                 LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                  1,434    236,904,162.38     86.14      7.139       356          84.95         626
Non-Owner Occupied                                138     20,561,930.23      7.48      7.517       354          82.51         673
Second Home                                        68     17,542,002.95      6.38      6.935       359          88.45         665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,640    275,008,095.56    100.00      7.154       356          84.99         632




                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                         CURRENT       PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                              # OF      PRINCIPAL       CURR       GROSS      REMAINING     AVERAGE      AVERAGE
STATE                                        LOANS       BALANCE      PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                                   142     36,189,412.76     13.16        7.177           358       83.23          641
North Carolina                               193     28,521,698.53     10.37        7.099           356       87.40          642
Florida                                      106     20,220,717.68      7.35        6.891           355       84.29          625
Pennsylvania                                 159     19,890,126.91      7.23        7.408           354       86.09          636
Virginia                                      59     14,917,137.20      5.42        6.836           358       82.38          637
California                                    50     13,712,118.25      4.99        6.532           357       75.46          653
Georgia                                       79     12,529,142.34      4.56        6.991           356       86.66          629
Wisconsin                                     88     12,156,530.37      4.42        7.427           359       88.90          643
Maryland                                      53     10,767,460.38      3.92        6.958           354       81.89          619
Ohio                                          82     10,470,008.19      3.81        7.486           355       89.49          620
South Carolina                                52      9,233,037.68      3.36        7.596           354       86.79          618
South Dakota                                  58      7,638,519.33      2.78        7.267           359       85.66          632
Michigan                                      50      7,367,951.17      2.68        7.441           359       84.03          600
Illinois                                      44      6,666,654.58      2.42        7.319           354       87.21          633
Arizona                                       34      6,078,102.40      2.21        6.682           356       83.35          632
Delaware                                      28      4,786,132.85      1.74        7.516           356       85.16          603
Missouri                                      35      4,718,728.82      1.72        7.201           359       86.09          631
Connecticut                                   20      4,583,897.85      1.67        7.269           359       84.42          616
Minnesota                                     26      3,993,538.87      1.45        7.316           356       88.99          636
Rhode Island                                  15      3,750,212.14      1.36        6.961           359       86.81          622
Nevada                                        19      3,571,488.64      1.30        6.795           339       76.64          624
Indiana                                       31      3,430,450.07      1.25        7.859           356       88.93          614
New Mexico                                    18      3,287,094.42      1.20        6.942           359       83.68          622
Massachusetts                                 12      3,212,222.48      1.17        7.220           359       86.87          630
Nebraska                                      33      3,106,961.45      1.13        7.959           354       93.46          615
Colorado                                      13      2,435,391.53      0.89        6.857           359       84.92          667
Tennessee                                     21      2,427,135.10      0.88        7.480           359       90.23          633
Washington                                    13      2,162,721.05      0.79        6.758           354       79.63          619
Kansas                                        23      2,049,969.71      0.75        7.692           354       88.02          627
North Dakota                                  11      1,514,839.17      0.55        7.489           359       92.33          653
Maine                                          8      1,465,253.02      0.53        6.850           360       84.57          639
Iowa                                          17      1,397,925.62      0.51        7.746           359       86.61          618
Kentucky                                       9      1,125,952.03      0.41        7.127           359       87.05          629
New Hampshire                                  6      1,056,394.19      0.38        7.307           359       84.83          592
Oregon                                         7        948,990.02      0.35        6.594           359       86.47          710
Texas                                          7        889,024.65      0.32        6.631           344       81.79          633
Montana                                        5        868,755.00      0.32        7.057           360       82.69          637
New York                                       2        859,488.71      0.31        7.161           359       76.85          604
Oklahoma                                       9        671,972.25      0.24        8.004           359       90.97          619
Utah                                           1        138,000.00      0.05        7.130           360       98.57          635
Idaho                                          1        100,000.00      0.04        5.880           360       80.00          671
Wyoming                                        1         96,938.15      0.04        8.250           358       95.10          683
----------------------------------------- ------- ----------------- --------- ------------ ------------- ----------- ------------
TOTAL                                      1,640    275,008,095.56    100.00        7.154           356       84.99          632



                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                # OF      PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
GROSS MARGIN                                   LOANS       BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                                   1,105    197,269,856.47    100.00     7.082        359          85.92        629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,105    197,269,856.47    100.00     7.082        359          85.92        629


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                          CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                 # OF    PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
MINIMUM INTEREST RATE                           LOANS     BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                       7      1,810,212.25      0.92     5.394         359         77.32         663
5.500 - 5.999                                      64     14,328,826.12      7.26     5.797         359         78.27         670
6.000 - 6.499                                     150     31,902,316.98     16.17     6.246         359         80.49         652
6.500 - 6.999                                     208     40,833,249.05     20.70     6.765         359         84.35         630
7.000 - 7.499                                     229     43,420,600.92     22.01     7.227         359         88.31         624
7.500 - 7.999                                     261     42,851,953.68     21.72     7.710         359         89.50         616
8.000 - 8.499                                     121     16,189,698.95      8.21     8.192         359         91.07         599
8.500 - 8.999                                      48      4,903,869.00      2.49     8.636         359         90.18         590
9.000 +                                            17      1,029,129.52      0.52     9.266         359         87.20         559
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,105    197,269,856.47    100.00     7.082         359         85.92         629



                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                 # OF     PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
MAXIMUM INTEREST RATE                            LOANS     BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                                     7      1,810,212.25      0.92     5.394         359         77.32         663
11.500 - 11.999                                    65     14,499,171.39      7.35     5.805         359         78.38         670
12.000 - 12.499                                   150     32,028,404.47     16.24     6.265         359         80.54         651
12.500 - 12.999                                   207     40,700,249.05     20.63     6.765         359         84.29         630
13.000 - 13.499                                   229     42,984,750.92     21.79     7.227         359         88.27         624
13.500 - 13.999                                   261     42,874,553.68     21.73     7.708         359         89.56         616
14.000 - 14.499                                   120     16,385,516.19      8.31     8.156         359         91.05         599
14.500 - 14.999                                    48      4,903,869.00      2.49     8.636         359         90.18         590
15.000 +                                           18      1,083,129.52      0.55     9.215         359         87.34         558
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,105    197,269,856.47    100.00     7.082         359         85.92         629


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED    WEIGHTED
                                                 # OF     PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE      AVERAGE
INITIAL PERIODIC RATE CAP                       LOANS      BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                           1,105    197,269,856.47    100.00     7.082         359         85.92         629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,105    197,269,856.47    100.00     7.082         359         85.92         629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                  WEIGHTED
                                                                                    WEIGHTED      AVERAGE
                                                           CURRENT        PCT BY     AVERAGE       STATED      WEIGHTED   WEIGHTED
                                                 # OF     PRINCIPAL        CURR       GROSS      REMAINING     AVERAGE     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                    LOANS      BALANCE       PRIN BAL    COUPON         TERM       ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                               1        138,000.00      0.07     7.750         360         100.00       707
1.500                                           1,104    197,131,856.47     99.93     7.081         359          85.91       629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                           1,105    197,269,856.47    100.00     7.082         359          85.92       629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                       GROUP I MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                               $77,738,239.09         $15,955.30         $877,000.00
Average Scheduled Principal Balance                          $145,305.12
Number of Mortgage Loans                                             535

Weighted Average Gross Coupon                                     7.338%             5.440%             10.220%
Weighted Average FICO Score                                          641                500                 802
Weighted Average Original LTV                                     82.63%             20.00%             100.00%

Weighted Average Original Term                                350 months         180 months          360 months
Weighted Average Stated Remaining Term                        349 months         172 months          360 months
Weighted Average Seasoning                                      1 months           0 months           18 months

Maturity Date                                                                   Jan 1, 2020        Sep. 1, 2035
Maximum Zip Code Concentration                                     1.13%  07450


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



                                                                                               WEIGHTED
                                                                                 WEIGHTED      AVERAGE
                                                    CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED     WEIGHTED
                                        # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE     AVERAGE
CURRENT PRINCIPAL BALANCE ($)          LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
     0.01  -  50,000.00                  40        1,455,240.31        1.87        8.985         310           72.41        599
 50,000.01 - 100,000.00                 158       12,407,196.59       15.96        7.840         343           81.05        629
100,000.01 - 150,000.00                 170       21,158,731.14       27.22        7.390         349           84.23        638
150,000.01 - 200,000.00                  67       11,617,582.41       14.94        7.412         351           85.11        639
200,000.01 - 250,000.00                  44       10,068,763.01       12.95        7.095         359           82.93        642
250,000.01 - 300,000.00                  13        3,643,050.00        4.69        7.147         360           87.56        652
300,000.01 - 350,000.00                  18        5,767,944.92        7.42        6.947         350           84.11        646
350,000.01 - 400,000.00                   7        2,643,392.12        3.40        7.020         332           89.03        658
400,000.01 - 450,000.00                   8        3,400,308.46        4.37        6.801         352           82.26        678
450,000.01 - 500,000.00                   4        1,943,288.68        2.50        7.277         328           80.52        629
500,000.01 - 550,000.00                   3        1,553,552.74        2.00        6.209         359           60.81        682
550,000.01 - 600,000.00                   1          562,700.00        0.72        6.500         359           87.24        687
600,000.01 - 650,000.00                   1          639,488.71        0.82        7.130         359           80.00        607
800,000.01 +                              1          877,000.00        1.13        7.250         360           41.76        631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   535       77,738,239.09      100.00        7.338         349           82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
CURRENT GROSS RATE                       LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
  5.000  -  5.499                           1        110,000.00         0.14        5.440          360          59.46        624
  5.500  -  5.999                          20      4,100,374.83         5.27        5.755          342          70.62        693
  6.000  -  6.499                          34      6,614,411.59         8.51        6.201          357          77.38        664
  6.500  -  6.999                         107     19,059,660.44        24.52        6.749          349          80.13        647
  7.000  -  7.499                          92     15,665,009.21        20.15        7.245          345          80.21        639
  7.500  -  7.999                         111     15,834,751.55        20.37        7.740          355          88.53        639
  8.000  -  8.499                          68      7,816,126.83        10.05        8.250          348          89.05        622
  8.500  -  8.999                          61      6,116,467.73         7.87        8.701          349          88.37        613
  9.000  -  9.499                          17      1,331,920.26         1.71        9.178          341          91.34        608
  9.500  -  9.999                          20        925,090.83         1.19        9.660          330          70.29        587
10.000 - 10.499                             4        164,425.82         0.21       10.145          259          44.11        580
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535     77,738,239.09       100.00        7.338          349          82.63        641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
FICO                                     LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
No FICO                                    1           87,000.00         0.11        8.370          360         62.14        N/A
500 - 524                                 13          985,244.42         1.27        8.393          335         73.64        510
525 - 549                                 26        2,795,117.89         3.60        8.173          354         78.87        538
550 - 574                                 32        3,128,381.31         4.02        7.894          341         76.09        563
575 - 599                                 63        7,985,105.08        10.27        7.495          353         77.70        590
600 - 624                                 95       13,981,114.81        17.98        7.390          352         81.56        613
625 - 649                                101       15,729,041.35        20.23        7.409          347         83.47        635
650 - 674                                 92       15,719,121.06        20.22        7.184          352         87.97        662
675 - 699                                 56        8,150,581.51        10.48        7.076          336         85.05        688
700 +                                     56        9,177,531.66        11.81        6.927          354         80.40        732
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338          349         82.63        641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
ORIGINAL LTV                             LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                           26        3,111,810.34         4.00        7.438          339         38.40        634
  50.00 - 54.99                            9        1,341,712.49         1.73        6.667          346         53.30        683
  55.00 - 59.99                           11        1,016,201.74         1.31        7.310          359         57.68        583
  60.00 - 64.99                           16        2,732,792.66         3.52        6.792          341         62.10        649
  65.00 - 69.99                           17        2,237,292.23         2.88        6.899          355         67.29        604
  70.00 - 74.99                           43        7,378,044.70         9.49        6.805          339         72.15        639
  75.00 - 79.99                           48        6,510,712.56         8.38        7.142          353         77.09        628
  80.00                                   55        8,036,592.93        10.34        7.051          351         80.00        652
  80.01 - 84.99                           29        4,108,794.15         5.29        7.025          350         83.03        640
  85.00 - 89.99                           68        9,427,322.62        12.13        7.409          352         86.45        642
  90.00 - 94.99                          111       15,612,788.45        20.08        7.631          347         90.80        630
  95.00 - 99.99                           27        4,864,756.71         6.26        7.339          359         96.00        660
100.00                                    75       11,359,417.51        14.61        7.921          351        100.00        655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338          349         82.63        641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED     WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE     AVERAGE
ORIGINAL TERM (MONTHS)                   LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
180                                       32        2,692,267.89         3.46        7.534         179          75.69        649
240                                       17        2,179,034.56         2.80        7.398         238          84.61        619
300                                        2          547,600.00         0.70        5.814         300          63.56        756
336                                        1          130,015.46         0.17        7.250         331          90.00        634
348                                        1          243,000.00         0.31        9.080         347         100.00        620
360                                      482       71,946,321.18        92.55        7.334         359          82.91        640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338         349          82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED    WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE    AVERAGE
STATED REMAINING TERM (MONTHS)           LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                 32        2,692,267.89         3.46        7.534          179         75.69        649
181 - 240                                 17        2,179,034.56         2.80        7.398          238         84.61        619
241 - 300                                  2          547,600.00         0.70        5.814          300         63.56        756
301 - 360                                484       72,319,336.64        93.03        7.340          359         82.98        640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338          349         82.63        641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
FRM/ARM                                  LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                               535       77,738,239.09       100.00        7.338          349         82.63        641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338          349         82.63        641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED    WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE    AVERAGE
PRODUCT                                  LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
Balloon 40/30                             14        3,148,161.00         4.05        7.084          360         84.97        650
Fixed 15 yr                               32        2,692,267.89         3.46        7.534          179         75.69        649
Fixed 20 yr                               17        2,179,034.56         2.80        7.398          238         84.61        619
Fixed 25 yr                                2          547,600.00         0.70        5.814          300         63.56        756
Fixed 28 yr                                1          130,015.46         0.17        7.250          331         90.00        634
Fixed 29 yr                                1          243,000.00         0.31        9.080          347        100.00        620
Fixed 30 yr                              458       66,557,015.18        85.62        7.370          359         82.89        639
Fixed 30 yr - 60mo IO                     10        2,241,145.00         2.88        6.624          359         80.56        658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338          349         82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)    LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                         196       25,522,777.54        32.83       7.526          349         82.20        635
24                                          6          813,221.39         1.05       7.458          342         75.80        661
30                                          1          229,000.00         0.29       6.400          359         97.65        632
36                                        332       51,173,240.16        65.83       7.246          349         82.89        643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09       100.00       7.338          349         82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
LIEN                                     LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                535       77,738,239.09       100.00       7.338          349         82.63        641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09       100.00       7.338          349         82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
DOCUMENTATION TYPE                       LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                  453       64,151,428.33        82.52        7.323         349         83.01        638
Alt Doc                                    48        7,995,835.58        10.29        7.354         351         84.73        665
SI                                         33        5,526,284.86         7.11        7.497         346         75.15        642
Lite Doc                                    1           64,690.32         0.08        6.540         348         88.40        662
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09       100.00        7.338         349         82.63        641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
LOAN PURPOSE                             LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                         383       54,685,871.38       70.35        7.336          347         81.63        637
Rate/Term Refinance                        91       12,991,964.02       16.71        7.334          355         85.62        637
Purchase                                   61       10,060,403.69       12.94        7.354          351         84.22        665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09      100.00        7.338          349         82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
PROPERTY TYPE                            LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                    485       70,584,689.23       90.80        7.356          349         83.07        639
Duplex                                     13        1,773,234.22        2.28        7.387          359         80.47        665
Condominium                                 8        1,646,848.32        2.12        6.700          345         74.32        714
Quadruplex                                  6        1,312,504.88        1.69        7.255          354         72.60        633
Row Home                                   13        1,052,239.64        1.35        7.362          337         85.93        630
Townhouse                                   7        1,023,090.00        1.32        7.103          360         83.23        622
Triplex                                     3          345,632.80        0.44        7.346          359         71.71        715
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09      100.00        7.338          349         82.63        641


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED   WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE   AVERAGE
OCCUPANCY TYPE                           LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                            478       70,332,792.96        90.47        7.309        350           82.84       636
Non-Owner Occupied                         46        5,039,508.56         6.48        7.887        339           80.72       674
Second Home                                11        2,365,937.57         3.04        7.032        359           80.51       707
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     535       77,738,239.09       100.00        7.338        349           82.63       641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED      AVERAGE
                                                      CURRENT          PCT BY      AVERAGE        STATED       WEIGHTED     WEIGHTED
                                          # OF       PRINCIPAL          CURR        GROSS       REMAINING       AVERAGE     AVERAGE
STATE                                    LOANS        BALANCE         PRIN BAL      COUPON         TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                            67        9,096,828.84        11.70        7.437            350         87.41        645
Pennsylvania                              70        6,934,508.54         8.92        7.604            343         87.49        645
New Jersey                                30        6,374,149.25         8.20        7.388            351         73.06        645
California                                17        4,586,120.89         5.90        6.651            355         67.33        669
Florida                                   32        4,532,983.06         5.83        6.909            341         75.29        643
Georgia                                   30        4,382,635.10         5.64        7.494            349         86.25        631
Virginia                                  18        4,169,311.87         5.36        6.920            356         78.21        649
South Carolina                            29        3,986,259.31         5.13        7.967            347         91.36        630
Maryland                                  21        3,910,226.11         5.03        6.992            344         80.41        628
Illinois                                  22        2,965,317.50         3.81        7.529            348         87.57        638
Ohio                                      20        2,658,923.08         3.42        7.631            343         89.77        636
Michigan                                  15        2,191,911.69         2.82        8.037            357         88.02        607
Delaware                                  13        2,001,953.33         2.58        7.630            350         84.42        646
Missouri                                  19        1,945,185.07         2.50        7.358            359         84.99        632
Arizona                                   12        1,828,457.63         2.35        6.971            350         84.54        631
Nevada                                     8        1,586,840.85         2.04        6.790            315         71.56        651
New Mexico                                 8        1,418,116.53         1.82        7.114            359         83.02        642
Colorado                                   7        1,406,524.89         1.81        6.755            359         84.22        669
Tennessee                                 11        1,356,877.22         1.75        7.534            359         88.34        644
Connecticut                                7        1,298,298.31         1.67        7.169            359         83.64        626
Indiana                                   16        1,247,958.78         1.61        8.129            350         84.91        621
Minnesota                                  9        1,129,134.36         1.45        7.692            347         86.04        652
South Dakota                              10        1,001,493.90         1.29        7.771            359         80.84        605
Nebraska                                   8          911,539.62         1.17        7.838            341         97.77        643
Kansas                                     7          714,282.38         0.92        7.375            346         90.40        633
Maine                                      3          654,658.00         0.84        7.104            360         86.82        650
New York                                   1          639,488.71         0.82        7.130            359         80.00        607
Texas                                      5          595,424.65         0.77        6.535            336         80.40        651
Oregon                                     4          422,327.78         0.54        6.707            359         77.96        700
Washington                                 3          412,667.57         0.53        6.843            331         69.13        615
Wisconsin                                  4          384,985.70         0.50        7.823            360         85.63        645
Montana                                    1          246,000.00         0.32        6.250            360         75.00        702
Utah                                       1          138,000.00         0.18        7.130            360         98.57        635
Idaho                                      1          100,000.00         0.13        5.880            360         80.00        671
Massachusetts                              1          100,000.00         0.13        6.880            360         30.30        594
Wyoming                                    1           96,938.15         0.12        8.250            358         95.10        683
New Hampshire                              1           92,625.00         0.12        6.900            360         68.11        570
Kentucky                                   1           87,685.42         0.11        7.750            355         82.24        612
Oklahoma                                   1           82,800.00         0.11        8.250            360         90.00        601
Iowa                                       1           48,800.00         0.06        9.750            360         80.00        502
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    535       77,738,239.09       100.00        7.338            349         82.63        641


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



                                       GROUP II MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                              $197,269,856.47         $21,453.59         $828,000.00
Average Scheduled Principal Balance                          $178,524.76
Number of Mortgage Loans                                           1,105

Weighted Average Gross Coupon                                     7.082%             5.250%             10.000%
Weighted Average FICO Score                                          629                500                 818
Weighted Average Original LTV                                     85.92%             33.43%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        359 months         349 months          360 months
Weighted Average Seasoning                                      1 months           0 months           11 months

Weighted Average Gross Margin                                     6.500%             6.500%              6.500%
Weighted Average Minimum Interest Rate                            7.081%             5.250%             10.000%
Weighted Average Maximum Interest Rate                           13.081%            11.250%             16.000%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.500%             1.000%              1.500%
Weighted Average Months to Roll                                24 months          13 months           60 months

Maturity Date                                                                  Oct. 1, 2034         Oct 1, 2035
Maximum Zip Code Concentration                                    0.86 %  29582


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------




                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                        CURRENT        PCT BY     AVERAGE       STATED       WEIGHTED    WEIGHTED
                                            # OF       PRINCIPAL        CURR       GROSS      REMAINING      AVERAGE      AVERAGE
CURRENT PRINCIPAL BALANCE ($)              LOANS        BALANCE       PRIN BAL     COUPON        TERM        ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------------------------------
     0.01  -  50,000.00                       44    1,820,426.60         0.92      8.139          359         81.39         607
 50,000.01 - 100,000.00                      214   16,723,227.45         8.48      7.622          359         85.69         605
100,000.01 - 150,000.00                      305   37,890,089.38        19.21      7.210          359         85.87         620
150,000.01 - 200,000.00                      210   36,295,265.06        18.40      7.111          359         87.22         629
200,000.01 - 250,000.00                      120   26,643,229.91        13.51      6.949          359         85.01         635
250,000.01 - 300,000.00                       80   21,734,006.08        11.02      6.938          359         86.30         622
300,000.01 - 350,000.00                       41   13,349,732.85         6.77      6.951          359         85.05         635
350,000.01 - 400,000.00                       27   10,045,314.65         5.09      6.977          359         85.30         633
400,000.01 - 450,000.00                       25   10,675,398.60         5.41      6.912          359         86.97         663
450,000.01 - 500,000.00                       11    5,292,633.52         2.68      6.831          359         85.53         641
500,000.01 - 550,000.00                       11    5,833,586.78         2.96      7.028          359         84.26         638
550,000.01 - 600,000.00                        8    4,629,600.00         2.35      6.758          359         87.73         641
600,000.01 - 650,000.00                        4    2,486,970.00         1.26      6.145          359         81.76         664
650,000.01 - 700,000.00                        1      680,000.00         0.34      7.720          359         85.00         574
700,000.01 - 750,000.00                        1      750,000.00         0.38      6.230          360         78.53         747
750,000.01 - 800,000.00                        1      777,875.59         0.39      7.130          358         90.00         547
800,000.01 +                                   2    1,642,500.00         0.83      7.100          359         90.00         593
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      1,105  197,269,856.47       100.00      7.082          359         85.92         629




                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                        CURRENT        PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                            # OF       PRINCIPAL        CURR       GROSS      REMAINING      AVERAGE       AVERAGE
CURRENT GROSS RATE                         LOANS        BALANCE       PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
  5.000  -  5.499                              7    1,810,212.25         0.92      5.394            359        77.32         663
  5.500  -  5.999                             65   14,496,826.12         7.35      5.797            359        78.29         671
  6.000  -  6.499                            148   31,702,441.98        16.07      6.246            359        80.49         651
  6.500  -  6.999                            208   40,833,249.05        20.70      6.765            359        84.35         630
  7.000  -  7.499                            228   43,356,000.92        21.98      7.225            359        88.32         624
  7.500  -  7.999                            261   42,851,953.68        21.72      7.710            359        89.50         616
  8.000  -  8.499                            123   16,286,173.95         8.26      8.192            359        91.03         599
  8.500  -  8.999                             48    4,903,869.00         2.49      8.636            359        90.18         590
  9.000  -  9.499                             12      822,581.13         0.42      9.151            359        88.71         561
  9.500  -  9.999                              4      169,148.39         0.09      9.664            359        80.37         558
10.000 - 10.499                                1       37,400.00         0.02     10.000            359        85.00         542
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                      1,105  197,269,856.47       100.00      7.082            359        85.92         629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
FICO                                      LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
No FICO                                      1        128,000.00         0.06      6.000          360          80.00         N/A
500 - 524                                   30      4,257,802.87         2.16      7.399          360          77.65         515
525 - 549                                  111     16,522,562.44         8.38      7.675          359          83.36         536
550 - 574                                  100     14,355,795.49         7.28      7.530          359          82.46         563
575 - 599                                  136     21,687,487.26        10.99      7.163          359          83.44         587
600 - 624                                  194     36,994,644.88        18.75      7.138          359          87.43         613
625 - 649                                  205     39,157,728.66        19.85      6.962          359          87.79         636
650 - 674                                  141     27,579,286.81        13.98      6.917          359          86.78         661
675 - 699                                   77     14,796,991.83         7.50      6.825          359          86.91         686
700 +                                      110     21,789,556.23        11.05      6.702          359          86.60         739
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359          85.92         629



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED     WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING    AVERAGE       AVERAGE
ORIGINAL LTV                              LOANS        BALANCE        PRIN BAL     COUPON        TERM      ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                             15      1,833,889.04         0.93      6.680          360        43.06          617
  50.00 - 54.99                              5        587,786.51         0.30      6.468          359        53.62          609
  55.00 - 59.99                             12      2,160,856.08         1.10      6.663          359        57.91          633
  60.00 - 64.99                              7      1,261,400.45         0.64      6.623          359        63.18          574
  65.00 - 69.99                             33      6,317,510.79         3.20      6.873          360        67.64          578
  70.00 - 74.99                             40      7,698,616.18         3.90      6.683          359        72.57          630
  75.00 - 79.99                             70     13,876,869.67         7.03      6.696          359        77.33          630
  80.00                                    202     34,687,248.46        17.58      6.523          359        80.00          639
  80.01 - 84.99                             52      8,715,480.31         4.42      6.927          359        82.80          609
  85.00 - 89.99                            143     26,090,699.70        13.23      7.214          359        87.04          619
  90.00 - 94.99                            316     58,373,298.43        29.59      7.298          359        90.24          624
  95.00 - 99.99                             35      5,615,822.51         2.85      7.488          359        95.34          632
100.00                                     175     30,050,378.34        15.23      7.570          359       100.00          652
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359        85.92          629



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
ORIGINAL TERM (MONTHS)                    LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
360                                       1,105    197,269,856.47       100.00      7.082         359         85.92          629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359         85.92          629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
STATED REMAINING TERM (MONTHS)            LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                 1,105    197,269,856.47       100.00      7.082         359        85.92           629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359        85.92           629



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
FRM/ARM                                   LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                       1,105    197,269,856.47       100.00      7.082        359          85.92         629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082        359          85.92         629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
PRODUCT                                   LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                   980    166,180,549.89        84.24      7.197          359         86.60          622
ARM 2/28 - 60mo IO                          91     24,513,589.78        12.43      6.364          359         82.13          665
ARM 5/25                                    29      5,527,819.31         2.80      6.998          360         82.61          653
ARM 5/25 - 60mo IO                           5      1,047,897.49         0.53      5.978          357         84.38          671
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359         85.92          629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
PREPAY PENALTY ORIGINAL TERM (MONTHS)     LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                           466     80,902,808.97        41.01      7.142         359         85.96          632
12                                            7      2,077,319.06         1.05      6.851         359         87.01          638
24                                          632    114,289,728.44        57.94      7.043         359         85.88          626
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359         85.92          629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
LIEN                                      LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                1,105    197,269,856.47       100.00      7.082         359        85.92           629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359        85.92           629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------

                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED     WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING    AVERAGE       AVERAGE
DOCUMENTATION TYPE                        LOANS        BALANCE        PRIN BAL     COUPON        TERM      ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                   792    129,054,782.15        65.42      7.061          359        86.13          622
Alt Doc                                    156     34,421,971.48        17.45      7.044          359        88.04          641
SI                                         156     33,499,602.84        16.98      7.207          359        82.86          641
Lite Doc                                     1        293,500.00         0.15      6.500          359        93.17          613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359        85.92          629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED     WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING    AVERAGE       AVERAGE
LOAN PURPOSE                              LOANS        BALANCE        PRIN BAL     COUPON        TERM      ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                          669    119,750,689.27        60.70      7.044          359        84.51         616
Purchase                                   338     62,516,705.04        31.69      7.101          359        88.58         656
Rate/Term Refinance                         98     15,002,462.16         7.61      7.301          359        86.10         613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359        85.92         629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED     WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING    AVERAGE       AVERAGE
PROPERTY TYPE                             LOANS        BALANCE        PRIN BAL     COUPON        TERM      ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                     955    165,191,115.47        83.74      7.060          359        85.99         626
Duplex                                      50     11,614,615.43         5.89      7.319          359        85.49         642
Condominium                                 50     10,466,703.24         5.31      6.927          359        85.77         646
Triplex                                     20      5,625,579.57         2.85      7.343          360        84.40         642
Townhouse                                   14      2,209,671.55         1.12      7.115          359        90.65         622
Quadruplex                                   7      1,219,929.57         0.62      7.626          359        81.58         657
Row Home                                     9        942,241.64         0.48      7.349          359        85.47         645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359        85.92         629



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
OCCUPANCY TYPE                            LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                            956    166,571,369.42        84.44      7.067          359          85.84         622
Non-Owner Occupied                         92     15,522,421.67         7.87      7.396          359          83.09         672
Second Home                                57     15,176,065.38         7.69      6.920          359          89.69         658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   1,105    197,269,856.47       100.00      7.082          359          85.92         629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



                                                                                              WEIGHTED
                                                                                WEIGHTED      AVERAGE
                                                     CURRENT         PCT BY     AVERAGE        STATED       WEIGHTED     WEIGHTED
                                         # OF       PRINCIPAL         CURR       GROSS       REMAINING      AVERAGE       AVERAGE
STATE                                   LOANS        BALANCE        PRIN BAL     COUPON         TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                               112     29,815,263.51        15.11      7.132            359        85.40           640
North Carolina                           126     19,424,869.69         9.85      6.940            359        87.40           641
Florida                                   74     15,687,734.62         7.95      6.886            359        86.90           620
Pennsylvania                              89     12,955,618.37         6.57      7.303            359        85.34           630
Wisconsin                                 84     11,771,544.67         5.97      7.414            359        89.01           643
Virginia                                  41     10,747,825.33         5.45      6.803            359        84.00           633
California                                33      9,125,997.36         4.63      6.472            359        79.55           645
Georgia                                   49      8,146,507.24         4.13      6.721            359        86.89           628
Ohio                                      62      7,811,085.11         3.96      7.436            359        89.39           615
Maryland                                  32      6,857,234.27         3.48      6.938            359        82.73           614
South Dakota                              48      6,637,025.43         3.36      7.191            359        86.38           636
South Carolina                            23      5,246,778.37         2.66      7.314            359        83.31           609
Michigan                                  35      5,176,039.48         2.62      7.189            359        82.34           596
Arizona                                   22      4,249,644.77         2.15      6.558            359        82.84           633
Rhode Island                              15      3,750,212.14         1.90      6.961            359        86.81           622
Illinois                                  22      3,701,337.08         1.88      7.151            359        86.93           629
Connecticut                               13      3,285,599.54         1.67      7.308            359        84.73           612
Massachusetts                             11      3,112,222.48         1.58      7.231            359        88.68           631
Minnesota                                 17      2,864,404.51         1.45      7.167            359        90.15           630
Delaware                                  15      2,784,179.52         1.41      7.435            360        85.69           572
Missouri                                  16      2,773,543.75         1.41      7.091            359        86.86           630
Nebraska                                  25      2,195,421.83         1.11      8.009            360        91.67           604
Indiana                                   15      2,182,491.29         1.11      7.705            359        91.23           610
Nevada                                    11      1,984,647.79         1.01      6.799            359        80.70           603
New Mexico                                10      1,868,977.89         0.95      6.812            359        84.17           608
Washington                                10      1,750,053.48         0.89      6.738            359        82.10           620
North Dakota                              11      1,514,839.17         0.77      7.489            359        92.33           653
Iowa                                      16      1,349,125.62         0.68      7.674            359        86.85           622
Kansas                                    16      1,335,687.33         0.68      7.861            359        86.75           624
Tennessee                                 10      1,070,257.88         0.54      7.411            359        92.63           620
Kentucky                                   8      1,038,266.61         0.53      7.074            359        87.46           631
Colorado                                   6      1,028,866.64         0.52      6.997            358        85.88           665
New Hampshire                              5        963,769.19         0.49      7.346            359        86.44           594
Maine                                      5        810,595.02         0.41      6.645            359        82.75           630
Montana                                    4        622,755.00         0.32      7.375            360        85.72           611
Oklahoma                                   8        589,172.25         0.30      7.969            359        91.10           622
Oregon                                     3        526,662.24         0.27      6.504            359        93.29           719
Texas                                      2        293,600.00         0.15      6.827            360        84.62           597
New York                                   1        220,000.00         0.11      7.250            360        67.69           596
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                  1,105    197,269,856.47       100.00      7.082            359        85.92           629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------



                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
GROSS MARGIN                              LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                             1,105    197,269,856.47       100.00      7.082         359         85.92           629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359         85.92           629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
MINIMUM INTEREST RATE                     LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                7      1,810,212.25         0.92      5.394          359         77.32           663
5.500 - 5.999                               64     14,328,826.12         7.26      5.797          359         78.27           670
6.000 - 6.499                              150     31,902,316.98        16.17      6.246          359         80.49           652
6.500 - 6.999                              208     40,833,249.05        20.70      6.765          359         84.35           630
7.000 - 7.499                              229     43,420,600.92        22.01      7.227          359         88.31           624
7.500 - 7.999                              261     42,851,953.68        21.72      7.710          359         89.50           616
8.000 - 8.499                              121     16,189,698.95         8.21      8.192          359         91.07           599
8.500 - 8.999                               48      4,903,869.00         2.49      8.636          359         90.18           590
9.000 +                                     17      1,029,129.52         0.52      9.266          359         87.20           559
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359         85.92           629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
MAXIMUM INTEREST RATE                     LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                              7      1,810,212.25         0.92      5.394          359         77.32           663
11.500 - 11.999                             65     14,499,171.39         7.35      5.805          359         78.38           670
12.000 - 12.499                            150     32,028,404.47        16.24      6.265          359         80.54           651
12.500 - 12.999                            207     40,700,249.05        20.63      6.765          359         84.29           630
13.000 - 13.499                            229     42,984,750.92        21.79      7.227          359         88.27           624
13.500 - 13.999                            261     42,874,553.68        21.73      7.708          359         89.56           616
14.000 - 14.499                            120     16,385,516.19         8.31      8.156          359         91.05           599
14.500 - 14.999                             48      4,903,869.00         2.49      8.636          359         90.18           590
15.000 +                                    18      1,083,129.52         0.55      9.215          359         87.34           558
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,105    197,269,856.47       100.00      7.082          359         85.92           629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-C
Preliminary Term Sheet                                         September 6, 2005
--------------------------------------------------------------------------------




                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
INITIAL PERIODIC RATE CAP                 LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                     1,105    197,269,856.47       100.00      7.082         359         85.92           629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082         359         85.92           629


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE
                                                       CURRENT         PCT BY     AVERAGE       STATED       WEIGHTED     WEIGHTED
                                           # OF       PRINCIPAL         CURR       GROSS      REMAINING      AVERAGE       AVERAGE
SUBSEQUENT PERIODIC RATE CAP              LOANS        BALANCE        PRIN BAL     COUPON        TERM        ORIG LTV       FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                         1        138,000.00         0.07      7.750          360       100.00           707
1.500                                     1,104    197,131,856.47        99.93      7.081          359        85.91           629
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                     1,105    197,269,856.47       100.00      7.082          359        85.92           629


                                       F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------